SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2003

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21949	95-4591529
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

ITEM 5. OTHER EVENTS.
ITEM 7. EXHIBITS.
SIGNATURE
EXHIBIT 99.1

ITEM 5. OTHER EVENTS.

     On October 30, 2003, PacifiCare Health Systems, Inc. (the “Company”) appointed Aida Alvarez and Linda Rosenstock to its board of directors.

ITEM 7. EXHIBITS.

99.1	Press Release issued by the Company on November 7, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: November 7, 2003	By:	/s/ Peter A. Reynolds

Peter A. Reynolds
Senior Vice President and
Corporate Controller
(Principal Accounting Officer)